Third Quarter 2012 Earnings Conference Call and Webcast November 13, 2012 Exhibit 99.1

Forward Looking Statements

The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-
looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events.  You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “forecast,” “project,” “could,” “may,” “should,” “would,” “will or other similar expression that convey the uncertainty of future events or outcomes. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the overall demand for hydrocarbon products, fuels and other refined products; our ability to produce products and fuels that meet our customers’ unique and precise specifications; the impact of fluctuations and rapid increases or decreases in crude oil, refined products, fuel and utility services prices and crack spreads, including the impact of these factors on our liquidity; fluctuations in refinery capacity; accidents or other unscheduled shutdowns or disruptions affecting our refinery, machinery, or equipment, or those of our suppliers or customers; changes in the cost or availability of transportation for feedstocks and refined products; the results of our hedging and other risk management activities; our ability to comply with covenants contained in our debt instruments; labor relations; relationships with our partners and franchisees; successful integration and future performance of acquired assets, businesses or third-party product supply and processing relationships; our access to capital to fund expansions, acquisitions and our working capital needs and our ability to obtain debt or equity financing on satisfactory terms; currently unknown liabilities in connection with the Marathon Acquisition (as defined herein); environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; dependence on one principal supplier for merchandise; maintenance of our credit ratings and ability to receive open credit lines from our suppliers; the effects of competition; continued creditworthiness of, and performance by, counterparties; the impact of current and future laws, rulings and governmental regulations, including guidance related to the Dodd-Frank Wall Street Reform and Consumer
Protection Act; shortages or cost increases of power supplies, natural gas, materials or labor; weather interference with business operations; seasonal trends in the industries in which we operate; fluctuations in the debt markets; potential product liability claims and other litigation; and changes in economic conditions, generally, and in the markets we serve, consumer behavior, and travel and tourism trends. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see (1) Part II, “Item 1A. Risk Factors” and elsewhere in our form 10-Q, dated November 13, 2012 (File No. 001-35612) and (2) “Risk Factors” in our final prospectus, dated July 25, 2012 (the “Prospectus),” included in our
Registration Statement on Form S-1 (File No. 001-35612).
The presentation also includes non-GAAP measures.  We believe that these non-GAAP financial measures provide useful information about our operating performance and should not be viewed in isolation or considered as alternatives to comparable GAAP measures.  Our non-GAAP financial measures may also differ from similarly names measures used by other companies.  See the disclosures in the “Management’s Discussion and Analysis of Financial Condition
and Results of Operations” included in our quarterly financial statements for the three and nine months  ended September 30, 2012 for additional information on the non –GAAP measures used in this presentation and reconciliations to the most directly comparable GAAP measures.

$36.69
$28.54
$4.54  $4.36
8.0
7.8
$34.36
$34.08
Direct Operating Expenses
3
($ per throughput barrel)
Q3 2012 Financial Results and Key Refining
Performance Metrics
2
Q3 2012 Q3 YTD 2012 Q3 2011 Q3 YTD 2011
Net Income $61.1  $113.1 $2.2 ($264.4)
Adjusted EBITDA

249.5 577.3 179.5 364.2
Consolidated Financial Results
Key Refining Performance Metrics
1 See Appendix for reconciliation of Net Income to Adjusted EBITDA.
2
3 Direct operating expenses per barrel is calculated by dividing direct operating expenses by the total barrels of throughput for the respective periods presented.
($ in millions)
Gross Margin

($ per throughput barrel)
Group 3 3-2-1
Benchmark Crack Spread
Throughput
(millions of barrels)
Q3 2012 Q3 2011
See Appendix for each of the components used in this calculation (revenue and cost of sales).

Select Balance Sheet & Cash Flow Data

Q3 2012 Q2 2012 Q1 2012
Cash and Cash Equivalents $323.5  $171.0  $64.1
Total Debt 268.5 302.7 301.9
Equity 537.9 326.1 119.0
Last Twelve Months (LTM) Adjusted EBITDA 643.8 573.8 429.0
Net Debt to LTM Adjusted EBITDA NM 0.2x 0.6x
Cash Flow from Operations
(1) $80.0 $149.6 ($54.8)
Cash Available for Distribution
(2) 136.1 NA NA
Distribution per Unit
$1.48 NA NA
($ in millions)
1 Includes $132 million of cash payments related to the execution of the IPO
2 See Appendix for reconciliation of Net Income to Cash Available for Distribution

Hedge Positions

Volume Hedged
(000 barrels)
NTI Strike Price
Gasoline Diesel Gasoline Distillate
2012 Q4
2,340
1,380
$17.10 $28.21
2013¹
Q1 504 761 $16.08 $21.40
Q2 504 761 16.08 21.40
Q3 504 761 16.08 21.40
Q4
504 761 16.08 21.40
1 30,000 barrels of gasoline per quarter and 15,000 barrels of diesel per quarter are hedged at cracks against WCS, while the remaining barrels are hedged at cracks against WTI.

Q4 Guidance

Q4 2012
Low High
Refinery Statistics:
Total throughput (bpd)
80,000 85,000
Direct opex ex. turnaround ($/throughput bbl)
$4.75
Turnaround reserve ($ in mm)
$10.0
Retail Statistics:
Forecasted gallons (mm)
79
Retail fuel margin ($/gallon)
$0.19
Merchandise sales ($ in mm)
$90.0
Merchandise gross margin (%)
25.5%
Direct operating expense ($ in mm)
$29.0
Other Guidance ($ in mm):
SG&A
$23.0
Depreciation & amortization
9.0
Cash interest expense
6.7
Capital expenditure
11.0
Taxes
1.1

APPENDIX

Adjusted EBITDA Reconciliation

2011
2012
1Q 2Q 3Q 4Q 1Q 2Q 3Q
Net Income (Loss)
$(224.5)  $(42.1)  $2.2 $292.7 $(193.6) $246.6  $61.1
Adjustments:
Interest Expense
10.0 10.2 10.4 11.5 10.4 10.7 15.6
Income Tax Provision 0.1 (0.1) - - - 0.1 7.7
Depreciation and Amortization 7.3 7.6 7.4 7.2 8.5 7.8 8.3
EBITDA Subtotal $(207.1) $(24.4) $20.0 $311.4 $(174.7) $265.2 $92.7
Minnesota Pipe Line Proportionate EBITDA
0.9 0.9 0.9 0.1 0.7 0.7 0.7
Turnaround and Related Expenses
3.3 19.2 - 0.1 3.5 11.5 2.1
Equity-based Compensation Expense
0.3 0.4 0.4 0.5 0.4 0.5 0.5
Unrealized (Gains) / Losses on Derivative
Activities
262.9 31.0 40.6 (292.6) 88.4 (191.3) 70.3
Contingent Consideration (Income) / Loss
(31.8) (9.2) 3.4 (18.2) 65.7 0.1 38.5
Formation Costs
2.5 1.9 1.7 1.3 - - -
Loss on Early Extinguishment of Derivatives
- - - - 44.6 92.2 -
Realized losses on derivative activities 52.2 81.7 112.5 63.9 52.9 67.4 44.7
Adjusted EBITDA $83.2 $101.5 $179.5 $66.5 $81.5 $246.3 $249.5
($ in millions)

Refining Gross Product Margin Per Barrel of
Throughput Reconciliation

Q3 2012 Q3 2011
Refinery Revenue $1,151.1 $1,034.0
Refinery Costs of Sales 855.8 812.2
Refinery Gross Product Margin $295.3 $221.8
Total Refinery Throughput (bpd) 87,476 84,485
Refinery Gross Product Margin Per Barrel of
Throughput
$36.69 $28.54
($ in millions, unless otherwise indicated)

Cash Available for Distribution Reconciliation
For the 3 months ending
9/30/12
Net income $61.1
Adjustments:
Interest expense 15.6
Income tax provision 7.7
Depreciation and amortization 8.3
EBITDA subtotal 92.7
Minnesota Pipe Line proportionate EBITDA 0.7
Turnaround and related expenses 2.1
Equity-based compensation 0.5
Unrealized gains on derivative activities 70.3
Contingent consideration loss 38.5
Realized losses on derivative activities 44.7
Adjusted EBITDA 249.5
Cash interest expense (9.9)
Current tax provision (0.1)
Minnesota Pipe Line proportionate EBITDA (0.7)
Realized losses on derivative activities (44.7)
Capital expenditures (6.3)
Reserve for turnaround and related expenses (10.0)
Working capital impacts 19.9
Cash Available for Distribution 197.7
Adjustment for period prior to initial public offering (61.6)
Cash Available for Distribution subsequent to initial public offering $136.1
($ in millions)